Trade and other receivables	12 Months Ended
Jul. 31, 2021
Receivables [Abstract]
Trade and other receivables	Trade and other receivables

	2021	2020
	$m	$m
Current
Trade receivables	2,803	2,604
Less: provision for expected credit losses	(17)	(36)
Net trade receivables	2,786	2,568
Other receivables	146	139
Prepayments	399	335
	3,331	3,042
Non-current
Other receivables	428	377
Included in prepayments is $344 million (2020: $289 million) due in relation to supplier rebates where there is no right of offset against trade payable balances.
Trade receivables have been aged with respect to the payment terms specified in the terms and conditions established with customers.
The loss allowance for trade receivables by aging category is as follows:

At July 31, 2021	Amounts not yet due	Less than six months past due	More than six months past due	Total
	$m	$m	$m	$m
Expected credit loss rate	0.3%	0.5%	100%
Gross trade receivables	1,820	977	6	2,803
Lifetime expected credit losses	(6)	(5)	(6)	(17)
Net trade receivables	1,814	972	—	2,786

At July 31, 2020	Amounts not yet due	Less than six months past due	More than six months past due	Total
	$m	$m	$m	$m
Expected credit loss rate	0.6%	1.1%	100%
Gross trade receivables	1,836	751	17	2,604
Lifetime expected credit losses	(11)	(8)	(17)	(36)
Net trade receivables	1,825	743	—	2,568
No contracts contain a significant financing component. Payment from customers is typically due within 30 to 60 days.
The contractual amount outstanding on trade receivables that were written off during the year and that are subject to enforcement activity was $9 million (2020: $12 million).